Exhibit 25(a)

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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                          _____________________________

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                          _____________________________

  __ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A National Banking Association                            94-1347393
(Jurisdiction of incorporation or                         (I.R.S. Employer
organization if not a U.S. national                       Identification No.)
bank)

101 North Phillips Avenue
Sioux Falls, South Dakota                                 57104
(Address of principal executive offices)                  (Zip code)

                              Wells Fargo & Company
                          Law Department, Trust Section
                                  MAC N9305-175
                  Sixth Street and Marquette Avenue, 17th Floor
                          Minneapolis, Minnesota 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)
                          _____________________________

                      The Empire District Electric Company
               (Exact name of obligor as specified in its charter)

Kansas                                                44-0236370
(State or other jurisdiction of                       (I.R.S. Employer
incorporation or organization)                        Identification No.)

 602 Joplin St
Joplin, Missouri                                       64801
(Address of principal executive offices)              (Zip code)

                          _____________________________
                            Unsecured Debt Securities
                       (Title of the indenture securities)
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






Item 1. General Information. Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

          Comptroller of the Currency
          Treasury Department
          Washington, D.C.

          Federal Deposit Insurance Corporation
          Washington, D.C.

          Federal Reserve Bank of San Francisco
          San Francisco, California 94120

     (b)  Whether it is authorized to exercise corporate trust powers.

          The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

     None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  Foreign Trustee. Not applicable.

Item 16. List of Exhibits. List below all exhibits filed as a part of this Statement of Eligibility.

        Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

        Exhibit 2. A copy of the Comptroller of the Currency Certificate of
                   Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

        Exhibit 3. See Exhibit 2

        Exhibit 4. Copy of By-laws of the trustee as now in effect.***

        Exhibit 5. Not applicable.

        Exhibit 6. The consent of the trustee required by Section 321(b) of the
                   Act.

        Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

        Exhibit 8. Not applicable.

        Exhibit 9. Not applicable.

     * Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     ** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

     *** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form S-4 dated May 26, 2005 of Penn National Gaming Inc file number 333-125274.

                                    SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 29th day of September 2005.






                              WELLS FARGO BANK, NATIONAL ASSOCIATION


                              /s/ Timothy P. Mowdy
                              -------------------------------------
                              Timothy P. Mowdy
                              Vice President

                                    EXHIBIT 6




September 29, 2005



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                              Very truly yours,

                              WELLS FARGO BANK, NATIONAL ASSOCIATION


                              /s/ Timothy P. Mowdy
                              ---------------------------
                              Timothy P. Mowdy
                              Vice President

                                    EXHIBIT 7

                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
               of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
           at the close of business June 30, 2005, filed in accordance with 12 U.S.C. ss.161 for National Banks.


                                                                               Dollar Amounts
                                                                                  In Millions
                                                                               ______________

ASSETS
Cash and balances due from depository institutions:
         Noninterest-bearing balances and currency and coin                         $  13,712
         Interest-bearing balances                                                      1,968
Securities:
         Held-to-maturity securities                                                        0
         Available-for-sale securities                                                 24,158
Federal funds sold and securities purchased under agreements to resell:
         Federal funds sold in domestic offices                                         1,518
         Securities purchased under agreements to resell                                  905
Loans and lease financing receivables:
         Loans and leases held for sale                                                32,024
         Loans and leases, net of unearned income                   249,760
         LESS: Allowance for loan and lease losses                    2,336
         Loans and leases, net of unearned income and allowance                       247,424
Trading Assets                                                                          6,313
Premises and fixed assets (including capitalized leases)                                3,676
Other real estate owned                                                                   125
Investments in unconsolidated subsidiaries and associated
  companies                                                                               330
Customers' liability to this bank on acceptances outstanding                               94
Intangible assets
         Goodwill                                                                       8,613
         Other intangible assets                                                        9,109
Other assets                                                                           14,151
                                                                                  ___________
Total assets                                                                         $364,120



LIABILITIES
Deposits:
         In domestic offices                                                         $255,501
                  Noninterest-bearing                                81,024
                  Interest-bearing                                  174,477
         In foreign offices, Edge and Agreement subsidiaries,
           and IBFs                                                                    28,344
                  Noninterest-bearing                                     3
                  Interest-bearing                                   28,341
Federal funds purchased and securities sold under agreements to repurchase:
         Federal funds purchased in domestic offices                                    9,370
         Securities sold under agreements to repurchase                                 3,423






                                                                               Dollar Amounts
                                                                                  In Millions
                                                                              _______________

Trading liabilities                                                                     4,966
Other borrowed money
         (includes mortgage indebtedness and obligations
          under capitalized leases)                                                    10,763
Bank's liability on acceptances executed and outstanding                                   94
Subordinated notes and debentures                                                       7,038
Other liabilities                                                                      10,508
                                                                                      _______
Total liabilities                                                                    $330,007

Minority interest in consolidated subsidiaries                                             64

EQUITY CAPITAL
Perpetual preferred stock and related
surplus                                                                                     0
Common stock                                                                              520
Surplus (exclude all surplus related to preferred stock)                               24,521
Retained earnings                                                                       8,517
Accumulated other comprehensive income                                                    491
Other equity capital components                                                             0
                                                                                     ________
Total equity capital                                                                   34,049
                                                                                     ________
Total liabilities, minority interest, and equity capital                             $364,120



I, Karen B. Martin, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.


                                                                 Karen B. Martin
                                                                  Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.


Howard Atkins
Carrie Tolstedt                             Directors
Pat Callahan